EXHIBIT 23

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Advanced Electronic Support Products, Inc., North Miami, Florida

We hereby consent to the incorporation by reference in the Registration Statements on Form SB-2 (File Nos. 333-15967, 333-42290 and 333-48944), Form S-3
(333-51425) and Form S-8 (333-62085) of our report dated March 23, 2001, relating to the Company's consolidated financial statements, appearing in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.


Miami, Florida                                                  BDO Seidman, LLP
March 29, 2001